Calculation of Filing Fee Tables
S-3
Affirm Holdings, Inc.
Table 1: Newly Registered and Carry Forward Securities
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Debt	Debt Securities	457(r)				0.0001531
Fees to be Paid	2	Equity	Class A Common Stock, par value $0.00001 per share	457(r)				0.0001531
Fees to be Paid	3	Equity	Preferred Stock, $0.00001 par value per share	457(r)				0.0001531
Fees to be Paid	4	Other	Warrants	457(r)				0.0001531
Fees to be Paid	5	Other	Depositary Shares	457(r)				0.0001531
Fees to be Paid	6	Other	Purchase Contracts	457(r)				0.0001531
Fees to be Paid	7	Other	Guarantees	457(r)				0.0001531
Fees to be Paid	8	Other	Units	457(r)				0.0001531
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 0.00		$ 0.00
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 0.00
Offering Note
[1]	Debt Securities - separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. Fee Calculation or Carry Forward Rule/Fee Rate/Amount of Registered Fee - the registrant is relying on Rule 456(b) and Rule 457(r) under the Securities Act of 1933, as amended, to defer payment of all of the registration fee. In connection with the securities offered hereby, the registrant will pay pay-as-you-go registration fees in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment. Amount Registered/Proposed Maximum Offering Price per Unit/Maximum Aggregate Offering Price - an unspecified aggregate initial offering price and number of securities of each identified class is being registered and may from time to time be offered at unspecified prices.

[2]	Class A Common Stock - separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. Fee Calculation or Carry Forward Rule/Fee Rate/Amount of Registered Fee - the registrant is relying on Rule 456(b) and Rule 457(r) under the Securities Act of 1933, as amended, to defer payment of all of the registration fee. In connection with the securities offered hereby, the registrant will pay pay-as-you-go registration fees in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment. Amount Registered/Proposed Maximum Offering Price per Unit/Maximum Aggregate Offering Price - an unspecified aggregate initial offering price and number of securities of each identified class is being registered and may from time to time be offered at unspecified prices.

[3]	Preferred Stock, $0.00001 par value per share - separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. Fee Calculation or Carry Forward Rule/Fee Rate/Amount of Registered Fee - the registrant is relying on Rule 456(b) and Rule 457(r) under the Securities Act of 1933, as amended, to defer payment of all of the registration fee. In connection with the securities offered hereby, the registrant will pay pay-as-you-go registration fees in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment. Amount Registered/Proposed Maximum Offering Price per Unit/Maximum Aggregate Offering Price - an unspecified aggregate initial offering price and number of securities of each identified class is being registered and may from time to time be offered at unspecified prices.

[4]	Warrants - Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. Representing rights or obligations to purchase debt securities, Class A Common Stock Preferred Stock, or other securities, property or assets. Fee Calculation or Carry Forward Rule/Fee Rate/Amount of Registered Fee - the registrant is relying on Rule 456(b) and Rule 457(r) under the Securities Act of 1933, as amended, to defer payment of all of the registration fee. In connection with the securities offered hereby, the registrant will pay pay-as-you-go registration fees in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment. Amount Registered/Proposed Maximum Offering Price per Unit/Maximum Aggregate Offering Price - an unspecified aggregate initial offering price and number of securities of each identified class is being registered and may from time to time be offered at unspecified prices.

[5]	Depositary Shares - Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. Each depositary share will be issued under a deposit agreement and will be evidenced by a depositary receipt. Fee Calculation or Carry Forward Rule/Fee Rate/Amount of Registered Fee - the registrant is relying on Rule 456(b) and Rule 457(r) under the Securities Act of 1933, as amended, to defer payment of all of the registration fee. In connection with the securities offered hereby, the registrant will pay pay-as-you-go registration fees in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment. Amount Registered/Proposed Maximum Offering Price per Unit/Maximum Aggregate Offering Price - an unspecified aggregate initial offering price and number of securities of each identified class is being registered and may from time to time be offered at unspecified prices.

[6]	Purchase Contracts - Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. Fee Calculation or Carry Forward Rule/Fee Rate/Amount of Registered Fee - the registrant is relying on Rule 456(b) and Rule 457(r) under the Securities Act of 1933, as amended, to defer payment of all of the registration fee. In connection with the securities offered hereby, the registrant will pay pay-as-you-go registration fees in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment. Amount Registered/Proposed Maximum Offering Price per Unit/Maximum Aggregate Offering Price - an unspecified aggregate initial offering price and number of securities of each identified class is being registered and may from time to time be offered at unspecified prices.

[7]	Guarantees - Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. Representing rights or obligations to purchase debt securities, Class A Common Stock Preferred Stock, or other securities, property or assets. Fee Calculation or Carry Forward Rule/Fee Rate/Amount of Registered Fee - the registrant is relying on Rule 456(b) and Rule 457(r) under the Securities Act of 1933, as amended, to defer payment of all of the registration fee. In connection with the securities offered hereby, the registrant will pay pay-as-you-go registration fees in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment. Amount Registered/Proposed Maximum Offering Price per Unit/Maximum Aggregate Offering Price - an unspecified aggregate initial offering price and number of securities of each identified class is being registered and may from time to time be offered at unspecified prices.

[8]	Units - Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. Fee Calculation or Carry Forward Rule/Fee Rate/Amount of Registered Fee - the registrant is relying on Rule 456(b) and Rule 457(r) under the Securities Act of 1933, as amended, to defer payment of all of the registration fee. In connection with the securities offered hereby, the registrant will pay pay-as-you-go registration fees in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment. Amount Registered/Proposed Maximum Offering Price per Unit/Maximum Aggregate Offering Price - an unspecified aggregate initial offering price and number of securities of each identified class is being registered and may from time to time be offered at unspecified prices.